EXHIBIT 10.25

                        Western Canada Corporate Banking
                        Energy Division
NATIONAL
BANK
OF CANADA

February 26,1999                                                      -


Neutrino Resources Inc.                       Southern Minerals Corporation
#1400, 300 - 5th Avenue SW                    1201 Louisiana
Calgary, Alberta                              Suite 3350
T2P 3C4                                       Houston) Texas 77002-5609
ATTENTION: Mr. David Beckwermert              ATTENTION: Mr. Michael Dawson
           President & COO                               Vice President, Finance

Dear Sirs:

RE:    CREDIT FACILITIES - NATIONAL BANK OF CANADA/NEUTRINO RESOURCES INC.
--------------------------------------------------------------------------
Further to our recent discussions, we are pleased to advise that National Bank of Canada has approved the following amendments to the Credit Facilities for Neutrino Resource Inc. All other terms and conditions of the accepted Offering Letter dated June 25, 1998, as amended December 9, 1998, remain in full force and effect unless superseded below.

BORROWER:             NEUTRINO RESOURCES INC. (the "Borrower").
---------

LENDER:               NATIONAL BANK OF CANADA (the "Bank").
-------

CREDIT FACILITY A:    REVOLVING OPERATING DEMAND LOAN ("the Credit Facility A").
------------------

MAXIMUM AMOUNT:       $33,000,000. Sublimit of $5,000,000 for Letters of Credit
---------------       and/or Letters of Guarantee ("L/C/Gs").

PURPOSE:              Reduction in availability per Interim Review.
--------
INTEREST RATE:        At the option of the Borrower:
--------------
                      (1)  CANADIAN DOLLAR ADVANCES

                           The Borrower shall pay interest calculated daily and payable monthly, not in advance, on the principal amount of the Credit Facility A and on overdue interest, if any, outstanding from time to time, at a rate per annum equal to the Prime Rate as designated from time to time by the Bank plus one-quarter percent (Prime + "1/4% p.a.). Interest at the aforesaid rate shall be due and payable on the 26th day of each and every month until all amounts owing to the Bank are paid in full. Interest shall be paid via automatic debit to the Borrower's account at the Calgary Branch of the Bank.

                           As of this date, the Bank's Prime Rate is 6 3/4% per annum.



                         600, 407 Eighth Avenue South West
                         Calgary, Alberta T2P 1E5
                         Telephone:(403) 294-4990
                         Fax:      (403) 294-4993

Neutrino Resources Inc.
Re: Amending Offering Letter
February 26, 1992                                                        Page 2
--------------------------------------------------------------------------------
                      (2)  CANADIAN DOLLAR BAs
                           -------------------
                           Subject to market availability, in multiples of $100,000 and minimum draw of $1,000,000. BAs at a stamping fee of one and one-quarter percent per annum (1 1/4% p.a.). BAs shall have a minimum term of 30 days and maximum term of 180 days, and shall not include any days of grace. The BAs shall remain in effect until the maturity of the term selected. If the Bank does not receive instructions from the Borrower concerning renewal of the BAs, then
                           Canadian Dollar Advances shall be automatically utilized until written instructions are received from the Borrower.

REPAYMENT:            Interest only but always subject to Availability  and
----------            the Bank's right of demand. Subject to Annual Review.


CREDIT FACILITY B:    Cancelled.
------------------

                      FOR ALL CREDIT FACILITIES
CONDITIONS            -------------------------
PRECEDENT:            1. All Security, denoted in the following  Security To
----------               Be  Obtained section, shall be completed,  duly
                         authorized, executed, and delivered by the Borrower to the satisfaction of the Bank and its counsel;

SECURITY:             All Security shall be completed, duly executed,
---------             delivered, and registered, where necessary, to the
                      entire satisfaction of the Bank and its counsel. All
                      Security and the terms thereof shall be retained in full force and effect as Security for repayment of all loans and advances made hereunder and for other loans and advances that may be made from time to time in the future whether hereunder or otherwise.

                      TO BE OBTAINED:
                      ---------------
                      1. Accepted Amending Offering Letterdated February 26,
                         1999.

                      2. Accepted Amending Offering Letter dated December 9,
                         1998 (copy attached).

AFFIRMATIVE
COVENANTS:            1. Maintain a consolidated  working  capital ratio,  in
----------               accordance  with GAAP,  of greater  than or equal to
                         1.0:1.0. In calculation of this quarterly test, any undrawn portion of the Credit Facility A may be treated as if advanced and held as cash. A quarterly compliance certificate shall be provided to the Bank.

EXPIRY DATE:          This Amending  Offering  Letter is open for  acceptance
------------          until  March  2,  1999,  at which  time it will  expire
                      unless extended by mutual consent.

Neutrino Resources Inc.
Re: Amending Offering Letter
February 26, 1999                                                         Page 3
--------------------------------------------------------------------------------

If the foregoing terms and conditions are acceptable, please sign both copies of this Amending Offering Letter and return one copy to the Bank by the expiry date.

National Bank of Canada appreciates the opportunity of providing this revised commitment to Neutrino Resources Inc. We look forward to our continuing and mutually beneficial relationship.


Yours truly,

NATIONAL BANK OF CANADA

/s/ TIMOTHY D. BACON                        /s/ HENRY A. DETHMERS
Timothy D. Bacon                            Henry A. Dethmers
Manager                                     Senior Manager
Corporate and Energy Group                  Corporate and Energy Group



cc:  M. Dawson, Southern Minerals Corporation, Houston


AGREED AND ACCEPTED this 1 day of March, 1999.

NEUTRINO RESOURCES INC.


Per: /s/ DAVID BECKWERMERT
     David Beckwermert                                (Corporate Seal)
     President & C.O.O

Per: __________________________________